EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Qin XiuShan, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Quarterly Report on Form 10-Q of Asia Pacific Boiler Corporation for the period ended March 31, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Asia Pacific Boiler Corporation

Dated: May 15, 2013

/s/ QIN XIUSHAN
Qin XiuShan
President (Principal Executive Officer)
Asia Pacific Boiler Corporation

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Asia Pacific Boiler Corporation and will be retained by Asia Pacific Boiler Corporation and furnished to the Securities and Exchange Commission or its staff upon request.